UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 26, 2021

HANOVER BANCORP, INC.
(Exact name of Company as specified in its charter)

New York	333-252262	81-3324480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 East Jericho Turnpike, Mineola, New York	11501
(Address of principal executive offices)	(Zip Code)

Company's telephone number, including area code:  (516) 548-8500

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events

On May 26, 2021, Hanover Bancorp, Inc., a New York corporation (the “Registrant”), completed its previously announced acquisition of Savoy Bank, a New York state chartered commercial bank (“Savoy”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 27, 2020, as amended, between the Company, Hanover Community Bank, the Registrant’s wholly-owned subsidiary (the “Bank”) and Savoy. Pursuant to the Merger Agreement, Savoy was merged with and into the Bank, with the Bank surviving, in a two-step transaction (collectively, the “Merger”).

The purchase price in the transaction was based upon the tangible book values of each of the Registrant and Savoy as of April 30, 2021 and, calculated in accordance with the terms of the Merger Agreement. At the effective time of the Merger (the “Effective Time”), each share of Savoy common stock, $1.00 par value (“Savoy Common Stock”) was converted into the right to receive (i) $3.246 in cash and (ii) 0.141 shares of Registrant common stock. The final aggregate purchase price was $65.5 million, or $6.49 per share. Hanover issued a total of 1,357,567 shares of its common stock as part of the merger consideration. In addition, Savoy was permitted to declare a special dividend of $0.72 per Savoy common share to each Savoy shareholder of record as of April 30, 2021.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Form S-4 filed on January 20, 2021 and is incorporated herein by reference.

On May 27, 2021, the Company issued a press release announcing the completion of the Merger. A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 27, 2020, by and between Hanover Bancorp, Inc., Hanover Community Bank, and Savoy Bank, as amended, (attached as Exhibit 2.1 to Hanover Bancorp, Inc.’s Registration Statement of Form S-4 filed on January 20, 2021, and incorporated herein by reference).

99.1	Press Release, dated May 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER BANCORP, INC.
(Registrant)

Dated: May 27, 2021	By: /s/	Brian K. Finneran
Brian K. Finneran
President and Chief Financial Officer

 Index of Exhibits

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of August 27, 2020, by and between Hanover Bancorp, Inc., Hanover Community Bank, and Savoy Bank, as amended, (attached as Exhibit 2.1 to Hanover Bancorp, Inc.’s Registration Statement of Form S-4 filed on January 20, 2021, and incorporated herein by reference).

99.1	Press Release, dated May 27, 2021